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                                                                     EXHIBIT 1.1


                         HERITAGE PROPANE PARTNERS, L.P.

                            2,500,000 Common Units*
                     Representing Limited Partner Interests

                             Underwriting Agreement

                                                              New York, New York
                                                                   July 26, 2001

Salomon Smith Barney Inc.
A.G. Edwards & Sons, Inc.
Dain Rauscher Incorporated
First Union Securities, Inc.
As Representatives of the several Underwriters, c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

         Heritage Propane Partners, L.P., a Delaware limited partnership (the "Partnership"), proposes to sell to the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, 2,500,000 common units representing limited partner interests in the Partnership ("Common Units") (said units to be issued and sold by the Partnership being hereinafter called the "Underwritten Securities"). The Partnership also proposes to grant to the Underwriters an option to purchase up to 375,000 additional Common Units to cover over-allotments (the "Option Securities"; the Option Securities, together with the Underwritten Securities, being hereinafter called the "Securities"). To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of such Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and


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   *     Plus an option to purchase from Heritage Propane Partners, L.P., up to 375,000 additional common units to cover over-allotments.
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include the filing of any document under the Exchange Act after the Effective
Date of the Registration Statement, or the issue date of any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 17 hereof.

         Heritage Holdings, Inc., a Delaware corporation (the "General Partner"), is the sole general partner of the Partnership and the sole general partner of Heritage Operating, L.P. (the "Operating Partnership"). U.S. Propane, L.P., a Delaware limited partnership ("U.S. Propane"), owns 100% of the outstanding stock of the General Partner. U.S. Propane L.L.C., a Delaware limited liability company ("U.S. Propane L.L.C."), is the sole general partner of U.S. Propane. The Partnership, the Operating Partnership and the General Partner are collectively referred to herein as the "Heritage Parties."

         1. Representations and Warranties. Each of the Heritage Parties, jointly and severally, represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1.

         (a) The Partnership meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission a registration statement (file number 333-86057) on Form S-3, including a related preliminary prospectus, for registration under the Act of the offering and sale of the Securities. The Registration Statement has been declared effective by the Commission, and no stop order suspending the effectiveness of such registration statement has been issued by the Commission. The Partnership may have filed one or more amendments thereto, including a related preliminary prospectus, each of which has previously been furnished to you. The Partnership will next file with the Commission a final prospectus in accordance with Rule 424(b). The Partnership has included in such registration statement, as amended at the Effective Date, all information required by the Act and the rules thereunder to be included in such registration statement and the Prospectus. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time, or to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Partnership has advised you, prior to the Execution Time, will be included or made therein.

         (b) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein) and on any date on which Option Securities are purchased, if such date is not the Closing Date (a "settlement date"), the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; on the Effective Date the Registration Statement did not, and at the Execution Time the Registration Statement, as supplemented or amended, will not, contain any untrue statement of a material fact or omit to state

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     any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Heritage Parties make no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to any Heritage Party by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

         (c) The documents which are incorporated by reference in the Prospectus (or any supplement thereto) or from which information is so incorporated by reference, when they became effective or were filed with the Commission as the case may be, complied in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the respective rules thereunder; and any documents so filed and incorporated by reference subsequent to the Effective Date shall, when they are filed with the Commission, conform in all material respects with the requirements of the Act and the Exchange Act, as applicable, and the respective rules thereunder.

         (d) Each of the Partnership and the Operating Partnership has been duly formed and is validly existing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (the "Delaware LP Act") with full partnership power and authority to own or lease, as the case may be, and to operate its properties and conduct its business, in each case in all material respects as described in the Prospectus, and is duly qualified to do business as a foreign limited partnership and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to so qualify would not (i) have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Partnership and its subsidiaries, taken as a whole, or (ii) subject the limited partners of the Partnership to any material liability or disability.

         (e) The General Partner has been duly incorporated and is validly existing in good standing as a corporation under the laws of the State of Delaware with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business and to act as general partner of the Partnership and the Operating Partnership, in each case in all material respects as described in the Prospectus. The General Partner is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to so qualify would not (i) have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the


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     Partnership and its subsidiaries, taken as a whole, or the General Partner, or (ii) subject the limited partners of the Partnership to any material liability or disability.

         (f) U.S. Propane has been duly formed and is validly existing as a limited partnership under the Delaware LP Act with full partnership power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign limited partnership and is in good standing under the laws of each jurisdiction which requires such qualification.

         (g) U.S. Propane L.L.C. has been duly formed and is validly existing in good standing as a limited liability company under the laws of the State of Delaware with full power and authority to own or lease, as the case may be, and to operate its properties and conduct its business and to act as general partner of U.S. Propane as described in the Prospectus. U.S. Propane L.L.C. is duly qualified to do business as a foreign limited liability company and is in good standing under the laws of each jurisdiction which requires such qualification.

         (h) Heritage Service Corp. has been duly incorporated and is validly existing in good standing as a corporation under the laws of the State of Delaware with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business, in each case in all material respects as described in the Prospectus. Heritage Service Corp. is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to so qualify would not (i) have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Partnership and its subsidiaries, taken as a whole, or (ii) subject the limited partners of the Partnership to any material liability or disability.

         (i) M-P Oils, Ltd. has been duly incorporated and is validly existing in good standing as a corporation under the laws of the Province of Alberta, Canada with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business, in each case in all material respects as described in the Prospectus. M-P Oils, Ltd. is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to so qualify would not (i) have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Partnership and its subsidiaries, taken as a whole, or (ii) subject the limited partners of the Partnership to any material liability or disability.

         (j) M-P Energy Partnership has been duly formed and is validly existing in good standing as a general partnership under the laws of the Province of Alberta, Canada with full partnership power and authority to own or lease, as

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     the case may be, and to operate its properties and conduct its business, in each case in all material respects as described in the Prospectus.

         (k) Bi-State Propane has been duly formed and is validly existing in good standing as a general partnership under the laws of the State of California, with full partnership power and authority to own or lease, as the case may be, and to operate its properties and conduct its business, in each case in all material respects as described in the Prospectus.

         (l) Heritage Energy Resources, L.L.C. has been duly formed and is validly existing in good standing as a limited liability company under the laws of the State of Oklahoma with full power and authority to own or lease, as the case may be, and to operate its properties and conduct its business, in each case in all material respects as described in the Prospectus. Heritage Energy Resources, L.L.C. is duly qualified to do business as a foreign limited liability company and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to so qualify would not (i) have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Partnership and its subsidiaries, taken as a whole, or (ii) subject the limited partners of the Partnership to any material liability or disability.

         (m) AGL Propane, L.L.C. has been duly formed and is validly existing in good standing as a limited liability company under the laws of the State of Georgia with full power and authority to own or lease, as the case may be, and to operate its properties and conduct its business, in each case in all material respects as described in the Prospectus. AGL Propane, L.L.C. is duly qualified to do business as a foreign limited liability company and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to so qualify would not (i) have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Partnership and its subsidiaries, taken as a whole, or (ii) subject the limited partners of the Partnership to any material liability or disability.

         (n) Peoples Gas Company, L.L.C. has been duly formed and is validly existing in good standing as a limited liability company under the laws of the State of Delaware with full power and authority to own or lease, as the case may be, and to operate its properties and conduct its business, in each case in all material respects as described in the Prospectus. Peoples Gas Company, L.L.C. is duly qualified to do business as a foreign limited liability company and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to so qualify would not (i) have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Partnership and its subsidiaries, taken as a whole, or
     (ii) subject the limited partners of the Partnership to any material liability or disability.

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         (o)   United Cities Propane Gas, L.L.C. has been duly formed and is validly existing in good standing as a limited liability company under the laws of the State of Delaware with full power and authority to own or lease, as the case may be, and to operate its properties and conduct its business, in each case in all material respects as described in the Prospectus. United Cities Propane Gas, L.L.C. is duly qualified to do business as a foreign limited liability company and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to so qualify would not (i) have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Partnership and its subsidiaries, taken as a whole, or (ii) subject the limited partners of the Partnership to any material liability or disability.

         (p) Retail Propane Company, L.L.C. has been duly formed and is validly existing in good standing as a limited liability company under the laws of the State of Delaware with full power and authority to own or lease, as the case may be, and to operate its properties and conduct its business, in each case in all material respects as described in the Prospectus. Retail Propane Company, L.L.C. is duly qualified to do business as a foreign limited liability company and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to so qualify would not (i) have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Partnership and its subsidiaries, taken as a whole, or (ii) subject the limited partners of the Partnership to any material liability or disability.

         (q) Guilford Gas, Inc. has been duly incorporated and is validly existing in good standing as a corporation under the laws of the State of North Carolina with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business, in each case in all material respects as described in the Prospectus. Guilford Gas, Inc. is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to so qualify would not (i) have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Partnership and its subsidiaries, taken as a whole, or (ii) subject the limited partners of the Partnership to any material liability or disability.

         (r) EnergyNorth Propane, Inc. has been duly incorporated and is validly existing in good standing as a corporation under the laws of the State of New Hampshire with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business, in each case in all material respects as described in the Prospectus. Energy North Propane, Inc. is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to so qualify would not (i) have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results

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     of operations of the Partnership and its subsidiaries, taken as a whole, or
     (ii) subject the limited partners of the Partnership to any material liability or disability.

         (s) VGS Propane, L.L.C. has been duly formed and is validly existing in good standing as a limited liability company under the laws of the State of Vermont with full power and authority to own or lease, as the case may be, and to operate its properties and conduct its business, in each case in all material respects as described in the Prospectus. VGS Propane, L.L.C. is duly qualified to do business as a foreign limited liability company and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to so qualify would not (i) have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Partnership and its subsidiaries, taken as a whole, or (ii) subject the limited partners of the Partnership to any material liability or disability.

         (t) U.S. Propane owns 100% of the outstanding shares of capital stock of the General Partner; such shares of capital stock have been duly authorized and validly issued and are fully paid and nonassessable; and U.S. Propane owns such shares of capital stock free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.

         (u) The General Partner is the sole general partner of the Partnership with a 1% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Amended and Restated Agreement of Limited Partnership of the Partnership, as amended to date (as the same may be amended and restated at the Closing Date, the "Partnership Agreement"); and the General Partner owns such general partner interest free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.

         (v) The General Partner owns 4,001,328 Common Units and all of the Incentive Distribution Rights (as defined in the Partnership Agreement), other than the 1,000,000 Class C Units owned by certain former stockholders of the General Partner and the General Partner, owns such Common Units and Incentive Distribution Rights free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.

         (w) On the date hereof, the issued and outstanding limited partner interests of the Partnership consist of 11,655,667 Common Units, 1,382,514 Class B Subordinated Units and the Incentive Distribution Rights (including 1,000,000 Class C Units). The Common Units, Class B Subordinated Units, Incentive Distribution Rights (including Class C Units) and all other limited partner interests of the Partnership conform in all material respects to the description thereof contained in the Prospectus; all outstanding Common Units, Class B Subordinated Units and Incentive Distribution Rights (including the Class C Units) and the limited partner interests represented thereby have been duly

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     authorized and validly issued in accordance with the Partnership Agreement, and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described under the caption "The Partnership Agreement - Limited Liability" in the prospectus contained in the Partnership's Registration Statement on Form S-1 (No. 333-4018) filed as Exhibit No. 1 to the Partnership's Registration Statement on Form 8-A (File No. 1-11727) incorporated by reference in the Prospectus (the "IPO Prospectus")).

         (x) The Securities issued to the Underwriters that may be issued at the Closing Date and any settlement date and the limited partner interests represented thereby will be duly authorized in accordance with the Partnership Agreement and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described under the caption "The Partnership Agreement
     - Limited Liability" in the IPO Prospectus); the Securities are duly listed, and admitted and authorized for trading, subject to official notice of issuance, on the New York Stock Exchange; the certificates for the Securities are in valid and sufficient form; except as described in the Prospectus or arising under certain agreements providing for the issuance of Common Units to the General Partner in connection with stock acquisitions for the benefit of the Partnership ("Stock Issuance Agreements"), there are no preemptive rights or other rights to purchase or to subscribe for, nor any restriction upon the voting or transfer of, any interests in the Partnership or the Operating Partnership; and, except (i) as set forth in the Prospectus, (ii) for restricted units granted under the General Partner's restricted unit plan and (iii) for Common Units issuable under the Stock Issuance Agreements, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, Common Units, Class B Subordinated Units or other partnership interests in the Partnership or Operating Partnership are outstanding.

         (y) The Partnership has all requisite power and authority to issue, sell and deliver the Securities, in accordance with and upon the terms and conditions set forth in this Agreement, the Partnership Agreement and the Prospectus. At the Closing Date and any settlement date, all corporate and partnership action, as the case may be, required to be taken by the Heritage Parties or any of their stockholders or partners for the authorization, issuance, sale and delivery of the Securities shall have been validly taken.

         (z) The General Partner is the sole general partner of the Operating Partnership with a 1.0101% general partner interest in the Operating Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Amended and Restated Agreement of Limited Partnership of the Operating Partnership, as amended to date (as the same may be amended and restated at the Closing Date, the "Operating Partnership Agreement" and, together

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     with the Partnership Agreement, the "Partnership Agreements"); and the
     General Partner owns such general partner interest free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.

         (aa) The Partnership and U.S. Propane are the sole limited partners of the Operating Partnership with a 97.9798% limited partner interest and a 1.0101% limited partner interest, respectively, in the Operating Partnership; such limited partner interests have been duly authorized and validly issued in accordance with the Operating Partnership Agreement and are fully paid (to the extent required under the Operating Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described under the caption "The Partnership Agreement
     - Limited Liability" in the IPO Prospectus) and the Partnership and U.S. Propane own such limited partner interests free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.

         (bb) All the outstanding shares of capital stock of Heritage Service Corp. have been duly authorized and validly issued and are fully paid and nonassessable; and, except as provided in the Security Agreement dated June 25, 1996 among the General Partner, the Operating Partnership and Wilmington Trust Company (the "Security Agreement), the Operating Partnership owns all of such shares free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.

         (cc) All the outstanding shares of capital stock of M-P Oils, Ltd. have been duly authorized and validly issued and are fully paid and nonassessable; and, except as provided in the Security Agreement, Heritage Service Corp. owns all of such shares free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.

         (dd) M-P Oils, Ltd. owns a general partner interest of 60% in M-P Energy Partnership; such general partner interest has been duly authorized and validly issued in accordance with the partnership agreement of M-P Energy Partnership; and M-P Oils, Ltd. owns such general partner interest free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.

         (ee) There is no agreement, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements in the Prospectus under the headings "Tax Considerations", "Recent Tax Developments" and "Description of Units" insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

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         (ff)  This Agreement has been duly authorized, executed and delivered by each of the Heritage Parties and constitutes a valid and binding obligation of the Heritage Parties enforceable against each of the Heritage Parties in accordance with its terms; provided that the enforceability hereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws.

         (gg) The Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms; the Operating Partnership Agreement has been duly authorized, executed and delivered by the General Partner and the Partnership, and is a valid and legally binding agreement of the General Partner and the Partnership, enforceable against each of them in accordance with its terms; provided that, with respect to each of the Partnership Agreements, the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (hh) None of the Heritage Parties or any of their subsidiaries is now, nor after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will be, an (i) "investment company" as defined in the Investment Company Act of 1940, as amended, or (ii) a "public utility company" or "holding company" or subject to regulation as a "subsidiary company" of a "registered holding company" or an "affiliate" thereof, under the Public Utility Holding Company Act of 1935, as amended.

         (ii) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the Exchange Act or the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Prospectus.

         (jj) Neither the offering, issue and sale of the Securities, nor the execution, delivery and performance of this Agreement by the Heritage Parties, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach, default or violation (and no event has occurred that, with notice or lapse of time or otherwise, would constitute such an event) or imposition of any lien, charge or encumbrance upon any property or assets of the Heritage Parties or any of their subsidiaries pursuant to,
     (i) the certificate or agreement of limited partnership, the certificate or articles of incorporation or bylaws or other organizational

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     documents of any of the Heritage Parties or any of their subsidiaries, (ii)
     the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which any of the Heritage Parties or any of their subsidiaries is a party or bound or to which any of their respective property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to any of the Heritage Parties or any of their subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over any of the Heritage Parties or any of their subsidiaries or any of their respective properties, which conflicts, breaches, violations or defaults, in the case of clauses (ii) or (iii), would have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Heritage Parties, taken as a whole whether or not arising from transactions in the ordinary course of business, ("Material Adverse Effect") or could materially impair the ability of any of the Heritage Parties to perform its obligations under this Agreement.

         (kk) To the knowledge of the Heritage Parties, no third party to any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which any of the Heritage Parties or any of their subsidiaries is a party or bound or to which their respective properties are subject, is in breach, default or violation under any such agreement (and no event has occurred that, with notice or lapse of time or otherwise, would constitute such an event), which breach, default or violation would have a Material Adverse Effect.

         (ll) No holders of securities of the Partnership have rights to the registration of such securities under the Registration Statement, except for any such rights as have been effectively waived with respect to the offering of the Securities.

         (mm) The financial statements and schedules and the related notes included in the Prospectus and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows as of the dates and for the periods indicated, comply as to form in all material respects with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption "Selected Financial Information" in the Partnership's Annual Report on Form 10-K for the fiscal year ended August 31, 2000 (the "Form 10-K"), the Prospectus and Registration Statement fairly present, on the basis stated in the Form 10-K, the Prospectus and the Registration Statement, the information included therein. The pro forma financial statements included in the Prospectus and the Registration Statement include assumptions that provide a reasonable basis for presenting the effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included in the Prospectus and the Registration Statement. The pro forma financial statements included in the Prospectus and the Registration Statement comply as to form in all material respects with the applicable accounting requirements of Regulation S-X under the Act and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements.

         (nn) Except as disclosed in the Prospectus, subsequent to the date as of which such information is given in the Prospectus, (i) none of the Heritage Parties or any of their respective subsidiaries has incurred any liability or obligation, indirect, direct or contingent, or entered into any transactions, not in the ordinary course of business, that, singly or in the aggregate, is material to the Heritage Parties and their subsidiaries, taken as a whole, (ii) there has not been any material change in the capitalization, or material increase in the short-term debt or long-term debt, of the Heritage Parties or any of their respective subsidiaries and (iii) there has not been any material adverse change, or any development involving or which may reasonably be expected to involve, singly or in the aggregate, a prospective material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Heritage Parties or any of their respective subsidiaries whether or not arising from transactions in the ordinary course of business.

         (oo) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any of the Heritage Parties or any of their subsidiaries or any of their respective property is pending or, to the knowledge of any of the Heritage Parties, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus.

         (pp) There are no legal or governmental proceedings pending or, to the knowledge of the Heritage Parties, threatened, against any of the Heritage Parties or any of their subsidiaries, or to which any of the Heritage Parties or any of their subsidiaries is a party, or to which any of their respective properties is subject, that are required to be described in the Registration Statement or the Prospectus but are not described as required.

         (qq) The Heritage Parties and their subsidiaries have good and marketable title to all real property and good title to all personal property described in the Prospectus as being owned by them, free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances except (i) as described in the Prospectus, (ii) pursuant to the Security Agreement and (iii) such as do not materially interfere with the use of such properties taken as a whole as described in the Prospectus, including security interests, claims, liens and encumbrances pursuant to mortgage and/or security agreements given as security for certain non-compete agreements with the prior owners of certain businesses previously acquired by the Heritage Parties and their subsidiaries; and all real property and buildings held under lease by any of the Heritage Parties or any of their subsidiaries are held under valid and subsisting and enforceable leases with such exceptions as do not materially interfere with the use of such properties taken as a whole as described in the Prospectus.

         (rr) Neither the Heritage Parties nor any of their subsidiaries is in violation or default (and no event has occurred that, with notice or lapse or time or otherwise, would constitute such an event) of (i) any provision of its certificate or agreement of limited partnership, the certificate or articles of incorporation or bylaws or other organizational documents, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Heritage Parties or such subsidiary or any of their respective properties, as applicable, which violation or default would, in the cases of clauses (ii) and (iii), have a Material Adverse Effect, or could materially impair the ability of any of the Heritage Parties to perform its obligations under this Agreement.

         (ss) Arthur Andersen LLP, who have audited certain financial statements of the Heritage Parties and their subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Prospectus, are independent public accountants with respect to the Heritage Parties within the meaning of the Act and the Exchange Act and the applicable published rules and regulations thereunder.

         (tt) The Heritage Parties maintain insurance covering their properties, operations, personnel and businesses against such losses and risks as are reasonably adequate to protect them and their businesses in a manner consistent with other businesses similarly situated. None of the Heritage Parties has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance, and all such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Closing Date.

         (uu) The Heritage Parties and their subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate foreign, federal, state or local regulatory authorities necessary to conduct their respective businesses in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus and except for such licenses, certificates, permits and other authorizations, the failure of which to have obtained would not have, individually or in the aggregate, a material adverse effect upon the ability of the Heritage Parties to conduct their businesses as currently conducted and as contemplated by the Prospectus to be conducted. None of the Heritage Parties or any of their subsidiaries have received any notice of proceedings relating to the revocation or modification of any such license, certificate, permit or other authorization which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

         (vv) The Heritage Parties and each of their subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (ww) The Heritage Parties have not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Securities.

         (xx) The Heritage Parties and their subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus. Except as set forth in the Prospectus and except with respect to the Beede Superfund site in New England to which the Operating Partnership has been named as a de minimis potentially responsible party, neither the Heritage Parties nor any of its subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

               Any certificate signed by any officer of any of the Heritage Parties and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Heritage Parties, as to matters covered thereby, to each Underwriter.

         2.    Purchase and Sale.

         (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Partnership agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Partnership, at a purchase price of $26.60 per unit, the amount of the Underwritten Securities set forth opposite such Underwriter's name in Schedule I hereto.

         (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Partnership hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 375,000 Option Securities at the same purchase price per unit as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Prospectus upon written or telegraphic notice by the Representatives to the Partnership setting forth the number of Option Securities as to which the several Underwriters are exercising the option and the settlement date. The number of Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional units.

         3. Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on July 31, 2001, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Partnership or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Partnership by wire transfer payable in same-day funds to an account specified by the Partnership. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

         If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Partnership will deliver the Option Securities

(at the expense of the Partnership) to the Representatives, at 388 Greenwich Street, New York, New York, on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Partnership by wire transfer payable in same-day funds to an account specified by the Partnership. If settlement for the Option Securities occurs after the Closing Date, the Partnership will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

         4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

         5. Agreements. Each of the Partnership and the General Partner agrees with the several Underwriters that:

         (a) The Partnership will use its best efforts to cause any amendment to the Registration Statement to become effective. Prior to the termination of the offering of the Securities, the Partnership will not file any amendment of the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Partnership has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if filing of the Prospectus is required under Rule 424(b), the Partnership will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Partnership will promptly advise the Representatives (1) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission,
     (2) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (3) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information, (4) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (5) of the receipt by the Partnership of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Partnership will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

         (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Partnership promptly will (1) notify the Representatives of such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

         (c) As soon as practicable, the Partnership will make generally available to its security holders and to the Representatives an earnings statement or statements of the Partnership and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

         (d) The Partnership will furnish to the Representatives and counsel for the Underwriters, without charge, a copy of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request. The Partnership will pay the expenses of printing or other production of all documents relating to the offering.

         (e) The Partnership will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay any fee of the National Association of Securities Dealers, Inc. in connection with its review of the offering; provided that in no event shall the Partnership be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

         (f) The Heritage Parties will not, without the prior written consent of Salomon Smith Barney Inc., offer, sell, contract to sell, pledge, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Heritage Parties or any affiliate of the Heritage Parties) directly or indirectly, including the filing

     (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other Common Units or any securities convertible into, or exercisable, or exchangeable for, Common Units; or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of the Underwriting Agreement, provided, however, that the Heritage -------- ------- Parties may issue and sell Common Units (i) to the Underwriters pursuant to this Agreement, (ii) pursuant to the Amended and Restated Unit Plan dated as of August 10, 2000,
     (iii) to the General Partner in connection with any acquisition by the Heritage Parties of assets or similar prior acquisitions, (iv) in a transaction not involving a public offering to purchasers who enter into an agreement with the Underwriters in the form set forth in Exhibit A, (v) upon the conversion of securities or the exercise of warrants outstanding at the Execution Time, and (vi) to Leon H. Balkoni, members of his family or trusts associated with such family under an Agreement for Contribution of Assets in Exchange for Partnership Interests; provided that no more than 17,000 Common Units will be issued pursuant to clause (vi).

         (g) The Heritage Parties will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Securities.

         6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Heritage Parties contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Heritage Parties made in any certificates pursuant to the provisions hereof, to the performance by the Heritage Parties of their obligations hereunder and to the following additional conditions:

         (a) If filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

         (b) The Partnership shall have requested and caused Baker Botts L.L.P., counsel for the Partnership, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

               (i) Each of the Partnership and the Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the Delaware LP Act, with all necessary partnership power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus.

               (ii) Heritage Service Corp. has been duly incorporated and is validly existing in good standing as a corporation under the laws of the State of Delaware with all necessary corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus.

               (iii) The General Partner is the sole general partner of the Partnership with a 1% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement; the General Partner owns 4,001,328 Common Units and the Incentive Distribution Rights, other than the 1,000,000 Class C Units owned by certain former stockholders of the General Partner; and the General Partner owns such general partner interest, Common Units and Incentive Distribution Rights (other than the class C units) free and clear of all liens, encumbrances, security interests, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file in the office of the Secretary of State of the State of Delaware or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act.

               (iv) All outstanding Common Units issued to the underwriters in the Partnership's initial public offering (including pursuant to the underwriters' overallotment option) and the Partnership's public offering in October 1999, the Class B Subordinated Units and the Incentive Distribution Rights (including the Class C Units) and the limited partner interests represented thereby have been duly authorized and validly issued and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described under the caption "The Partnership Agreement-Limited Liability" in the IPO Prospectus).

               (v) The Securities and the limited partner interests represented thereby have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described under the caption "The Partnership Agreement-Limited Liability" in the IPO Prospectus); except as described in the Prospectus, there are no preemptive rights or other rights to purchase or subscribe for, nor any restriction upon the voting or transfer of any interests in the Partnership or Operating Partnership pursuant to either of the Partnership Agreements.

               (vi) The General Partner is the sole general partner of the Operating Partnership with a 1.0101% general partner interest in the Operating Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement; and the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file in the office of the Secretary of State of the State of Delaware or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act.

               (vii) The Partnership and U.S. Propane are the sole limited partners of the Operating Partnership with a 97.9798% limited partner interest and a 1.0101% limited partner interest, respectively, in the Operating Partnership; such limited partner interests have been duly authorized and validly issued in accordance with the Operating Partnership Agreement and are fully paid (to the extent required under the Operating Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described under the caption "The Partnership Agreement-Limited Liability" in the IPO Prospectus); and the Partnership and U.S. Propane own such limited partner interests free and clear of all liens, encumbrances, security interests, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership or U.S. Propane as debtor is on file in the office of the Secretary of State of the State of Delaware or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act.

               (viii) The Operating Partnership owns 100% of the issued and outstanding capital stock of Heritage Service Corp.; such capital stock has been duly authorized and validly issued and is fully paid and nonassessable; and except pursuant to the Security Agreement, the Operating Partnership owns such capital stock free and clear of all liens, encumbrances, security interests, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Operating Partnership as debtor is on file in the office of the Secretary of State of the State of Delaware or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act.

               (ix) Neither the filing of the Registration Statement nor the offering, issuance or sale of the Securities as contemplated by this Agreement gives rise to any rights under the Partnership Agreements, other than those which have been waived for purposes of the offering of the Securities, for or relating to the registration of any Securities or other securities of the Partnership; the Partnership has all requisite power and authority to offer, issue, sell and deliver the Securities, in accordance with and upon the terms and conditions set forth in this Agreement, the Partnership Agreement and the Prospectus; at the Closing Date and any settlement date, all corporate and partnership action, as the case may be, required to be taken by the Heritage Parties or any of their stockholders or partners for the authorization, issuance, sale and delivery of the Securities shall have been validly taken.

               (x) The Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms; the Operating Partnership Agreement has been duly authorized, executed and delivered by the General Partner and the Partnership and is a valid and legally binding agreement of the General Partner and the Partnership, enforceable against each of them in accordance with its terms; provided that, with respect to each Partnership Agreement, the enforceability thereof may be limited by (A) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time in effect affecting creditors' rights and remedies generally and by general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

               (xi) To the knowledge of such counsel, there is no (A) pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator to which any of the Heritage Parties is a party or to which any of their subsidiaries or their respective properties is subject of a character required to be disclosed in the Registration Statement or Prospectus which is not adequately disclosed in the Prospectus, and (B) agreement, contract or other document to which any of the Heritage Parties or any of their subsidiaries is a party that is required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required; and the statements included or incorporated by reference in the Prospectus under the heading "Description of Units," insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are materially accurate and fair summaries of such legal matters, agreements, documents or proceedings; the discussion set forth under the captions "Tax Considerations" and "Recent Tax Developments" included in the

         Prospectus, subject to the qualifications stated therein, constitutes our opinion as to the material federal United States income tax consequences for purchasers of the Securities; and the Securities, the Common Units, the Subordinated Units, the Class B Subordinated Units, Class C Units and the Incentive Distribution Rights conform in all material respects to the descriptions thereof contained in the Prospectus.

               (xii) The Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial statements and other financial and related statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder.

               (xiii) This Agreement has been duly authorized, executed and delivered by each of the Heritage Parties.

               (xiv) None of the Heritage Parties or any of their subsidiaries is now, nor after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus will be, a "public utility company" or a "holding company" or subject to regulation as a "subsidiary company" of a "registered holding company" or an "affiliate" thereof, under the Public Utility Holding Company Act of 1935, as amended.

               (xv) None of the Heritage Parties are, or after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus will be, an "investment company" as defined in the Investment Company Act of 1940, as amended.

               (xvi) No consent, approval, authorization, filing with or order of any federal, Delaware or Texas court, governmental agency or body having jurisdiction over the Heritage Parties is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the state securities or "Blue Sky" laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Prospectus and such other approvals (specified in such opinion) as have been obtained.

               (xvii) Neither the offering, issue and sale of the Securities nor the execution, delivery and performance of this Agreement by the Heritage

         Parties, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach, default or violation (and no event has occurred that, with notice or lapse of time or otherwise, would constitute such an event) or imposition of any lien, charge or encumbrance upon any property or assets of the Heritage Parties or any of their subsidiaries pursuant to, (i) the certificate or agreement of limited partnership, the certificate or articles of incorporation or bylaws or other organizational documents of any of the Heritage Parties, (ii) any agreement filed or incorporated by reference as an exhibit to the Registration Statement, or (iii) the Delaware LP Act, the Delaware General Corporation Law, the laws of the State of Texas or federal law which in the cases of clauses (ii) and (iii) would reasonably be expected to have a material adverse effect on the financial condition, business or results of operations of the Partnership and its subsidiaries, taken as a whole whether or not arising from transactions in the ordinary course of business.

     In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Heritage Parties and the independent public accountants of the Partnership and your representatives, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel has not independently verified, is not passing upon, and is not assuming responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement and the Prospectus (except to the extent specified in the foregoing opinion), no facts have come to such counsel's attention that lead such counsel to believe that the Registration Statement or any further amendment thereto made by the Partnership prior to such Closing Date (other than (i) the financial statements included or incorporated by reference therein, including the notes and schedules thereto and the report of independent public accountants thereon, (ii) the other historical and pro forma financial information and the statistical and accounting information included or incorporated by reference therein and (iii) the exhibits thereto, as to which such counsel need express no opinion), as of its effective date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any further amendment or supplement thereto made by the Partnership prior to such Closing Date (other than (i) the financial statements included or incorporated by reference therein, including the notes and schedules thereto and the report of independent public accountants thereon and (ii) the other historical and pro forma financial information and the statistical and accounting information included or incorporated by reference therein, as to which such counsel need express no opinion) as of its issue date and the Closing Date contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of officers and employees of the General Partner and upon information obtained from public officials, (ii) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by such counsel are genuine, (iii) state that they express no opinion with respect to state or local taxes or tax statutes or municipal ordinances to which any of the limited partners of the Partnership or any of the Heritage Parties may be subject and (iv) state that their opinion is limited to federal laws, the Delaware LP Act, the Delaware General Corporation Law and the laws of the State of Texas.

         (c) The Partnership shall have requested and caused Doerner, Saunders, Daniel & Anderson, L.L.P., counsel to the Partnership, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives to the effect that:

               (i) The General Partner has been duly incorporated and is validly existing in good standing as a corporation under the laws of the State of Delaware, with all necessary corporate power and authority to own or lease, as the case may be, and to operate its properties, conduct its business and act as general partner of the Partnership and the Operating Partnership, in each case in all material respects as described in the Prospectus.

               (ii) Heritage Energy Resources, L.L.C. has been duly formed and is validly existing as a limited liability company in good standing under the Oklahoma Limited Liability Company Act, with all necessary power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus.

               (iii) Each of Peoples Gas Company, L.L.C., United Cities Propane Gas, L.L.C. and Retail Propane Company, L.L.C. has been duly formed and is validly existing as a limited liability company in good standing under the Delaware Limited Liability Company Act, with all necessary power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus.

               (iv) Each of the Partnership and the Operating Partnership is duly registered or qualified as a foreign limited partnership for the transaction of business and is in good standing under the laws of the states set forth on Exhibit A to such opinion; and, to such counsel's knowledge, such jurisdictions are the only jurisdictions in which the character of the business conducted by the Partnership or the Operating Partnership or the nature or location of the properties owned or leased by it make such registration or qualification necessary (except where the failure to so register or so qualify would not (A) have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Partnership and its subsidiaries, taken as a whole, or (B) subject the limited partners of the Partnership to any material liability or disability).

               (v) The General Partner is duly registered or qualified as a foreign corporation for the transaction of business and is in good standing under the laws of the states set forth on Exhibit A to such opinion; and to such counsel's knowledge, such jurisdictions are the only jurisdictions in which the character of the business conducted by the General Partner or the nature or location of the properties owned or leased by it make such registration or qualification necessary (except where the failure to so register or so qualify would not (A) have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Partnership and its subsidiaries, taken as a whole, or the General Partner, or (B) subject the limited partners of the Partnership to any material liability or disability).

               (vi) Heritage Service Corp. is duly registered or qualified as a foreign corporation for the transaction of business and is in good standing under the laws of the states set forth on Exhibit A to such opinion; and to such counsel's knowledge, such jurisdictions are the only jurisdictions in which the character of the business conducted by Heritage Service Corp. or the nature or location of the properties owned or leased by it make such registration or qualification necessary (except where the failure to so register or so qualify would not (A) have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Partnership and its subsidiaries, taken as a whole, or (B) subject the limited partners of the Partnership to any material liability or disability).

               (vii) All outstanding Common Units (other than those which were issued to the underwriters in the Partnership's initial public offering (including pursuant to the underwriters' overallotment option) and the Partnership's public offering in October 1999) and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement, and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described under the caption "The Partnership Agreement - Limited Liability" in the IPO Prospectus).

               (viii) All of the issued and outstanding shares of capital stock of the General Partner have been duly authorized and validly issued and are fully paid and nonassessable; and all such shares are owned by U.S. Propane free and clear of all liens, encumbrances, security interests, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming U.S. Propane as debtor is on file in the office of the Secretary of State of the State of Delaware or (B) otherwise known to such counsel, without independent investigation, other than those created by the Delaware General Corporation Law.

               (ix) To such counsel's knowledge, except as described in the Prospectus or arising under the Stock Issuance Agreements, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any limited partner interests in the Partnership or the Operating Partnership pursuant to any agreement or instrument to which the Partnership or the Operating Partnership is a party or by which either of them may be bound, other than the Partnership Agreements. To such counsel's knowledge, except as described in the Prospectus, neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights (other than those arising under the Partnership Agreements), other than those which have been waived, for or relating to the registration of any Units or other securities of the Partnership. To such counsel's knowledge, except (A) as described in the Prospectus, (B) for restricted units granted under the Partnership's restricted unit plan and (C) for Common Units issuable under the Stock Issuance Agreements, there are no outstanding options or warrants to purchase any Common Units, Class B Subordinated Units or Class C Units or other partnership interests in the Partnership or the Operating Partnership.

               (x)   The statements in the Form 10-K under the caption
         "Business - Government Regulation," insofar as they refer to statements of law or legal conclusions, are accurate and complete in all material respects.

               (xi) None of the offering, issuance and sale by the Partnership of the Securities, the execution, delivery and performance by the Heritage Parties of this Agreement or the consummation of the transactions contemplated hereby (A) constitutes or will constitute a breach or violation of, or a default under (or an event which, with notice or lapse of time or both, would constitute such an event) any bond, debenture, note or any other evidence of indebtedness, indenture or any other material instrument known to such counsel to which a Heritage Party or one of its subsidiaries is a party or by which any one of them may be bound (other than any other agreement filed or incorporated by reference as an exhibit to the Registration Statement),
         (B) violates or will violate any order, judgment, decree or injunction of any court or governmental agency or body known to such counsel directed to any of them or any of their properties in a proceeding to which any of them or their property is a party, or (C) violates or will violate any Oklahoma statute, law or regulation applicable to any of the Heritage Parties or any of their subsidiaries or any of their respective properties, which in the case of clauses (A), (B) or (C) would reasonably be expected to have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Partnership and its subsidiaries, taken as a whole whether or not arising from transactions in the ordinary course of business.

               (xii) No permit, consent, approval, authorization, order, registration, filing or qualification of or with any Oklahoma court, governmental agency or body having jurisdiction over the Heritage Parties or any of their respective properties is required for the offering, issuance and sale by the Partnership of the Securities, the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated by this Agreement, except as may be required under state securities or "Blue Sky" laws, as to which counsel need not express any opinion.

               (xiii) To the knowledge of such counsel, none of the Heritage Parties is in (A) breach or violation of its partnership agreement, certificate of limited partnership, articles or certificate of incorporation or bylaws or other organizational documents or (B) default (and no event has occurred which, with notice or lapse of time or both, would constitute such a default) or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound which breach, default or violation would, if continued, have a Material Adverse Effect, or could materially impair the ability of any of the Heritage Parties to perform their obligations under this Agreement. (xiv) ____ Except as described in the Prospectus, to the knowledge of such counsel, there is no litigation, proceeding or governmental investigation pending or threatened against any of the Heritage Parties or any of their subsidiaries which, if adversely determined to such Heritage Parties, is reasonably likely to have a Material Adverse Effect.

               (xv) To the knowledge of such counsel, without independent investigation, each of the Heritage Parties and their subsidiaries has such permits, consents, licenses, franchises and authorizations ("permits") issued by the appropriate federal, state or local governmental or regulatory authorities as are necessary to own or lease its properties and to conduct its business in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus, and except for such permits which, if not obtained would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and, to the knowledge of such counsel, without independent investigation, none of the

         Heritage Parties or their subsidiaries has received any notice of proceedings relating to the revocation or modification of any such permits which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.

     In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Heritage Parties and the independent public accountants of the Partnership and your representatives, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel has not independently verified, is not passing upon, and is not assuming responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement and the Prospectus (except to the extent specified in the foregoing opinion), no facts have come to such counsel's attention that lead such counsel to believe that the Registration Statement or any further amendment thereto made by the Partnership prior to such Closing Date (other than (i) the financial statements included or incorporated by reference therein, including the notes and schedules thereto and the report of independent public accountants thereon, (ii) the other historical and pro forma financial information and the statistical and accounting information included or incorporated by reference therein and (iii) the exhibits thereto, as to which such counsel need express no opinion), as of its effective date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any further amendment or supplement thereto made by the Partnership prior to such Closing Date (other than (i) the financial statements included or incorporated by reference therein, including the notes and schedules thereto and the report of independent public accountants thereon and (ii) the other historical and pro forma financial information and the statistical and accounting information included or incorporated by reference therein, as to which such counsel need express no opinion) as of its issue date and the Closing Date contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of officers and employees of the General Partner and upon information obtained from public officials, (ii) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by such counsel are genuine, (iii) state that they express no opinion with respect to state or local taxes or tax statutes or municipal ordinances to which any of the limited partners of the Partnership or any of the Heritage Parties may be subject, (iv) state that their opinion is limited to federal laws and the laws of the State of Oklahoma and (v) with respect to the opinions expressed in paragraphs (i),
     (iv), (v) and (iv) above as to the due qualification of and registrations as a foreign limited partnership or foreign corporation, of each of the

     Heritage Parties or their subsidiaries, state that such opinions are based solely upon certificates of foreign qualification and registration provided by the Secretaries of State of the States listed on Exhibit A to such opinion, each of which shall be dated as of a date not more than 14 days prior to the Closing date and shall be provided to you.

         (d) The Representatives shall have received from Andrews & Kurth L.L.P., counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Heritage Parties shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

         (e) The General Partner shall have furnished to the Representatives a certificate of the General Partner, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the General Partner, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that:

               (i)   the representations and warranties of the Heritage
         Parties in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Heritage Parties have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

               (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the General Partner's knowledge, threatened; and

               (iii) since the date of the most recent financial statements included or incorporated by reference in the Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Partnership and its subsidiaries, taken as a whole whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

         (f) The Partnership shall have requested and caused Arthur Andersen LLP to have furnished to the Representatives, at the Execution Time and at the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent public accountants within the meaning of the Act and the Exchange Act and the respective applicable rules and regulations adopted by the Commission thereunder and that they have performed a review of the unaudited interim financial information of the Partnership for the nine-month period ended May 31, 2001, and as at May 31, 2001 in accordance with Statement on Auditing Standards No. 71, and stating in effect that:

               (i) in their opinion the audited financial statements and financial statement schedules included or incorporated by reference in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;

               (ii) on the basis of a reading of the latest unaudited financial statements made available by the Partnership and its subsidiaries; their limited review, in accordance with standards established under Statement on Auditing Standards No. 71, of the unaudited interim financial information for the nine-month period ended May 31, 2001, and as at May 31, 2001, incorporated by reference in the Registration Statement and the Prospectus; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors, the Acquisition Committee, Audit Committee or other governing committee of the Partnership; and inquiries of certain officials of the Partnership who have responsibility for financial and accounting matters of the Partnership as to transactions and events subsequent to August 31, 2000, nothing came to their attention which caused them to believe that:

                     (1) any unaudited financial statements included or
               incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Act and with the related rules and regulations adopted by the Commission with respect to financial statements included or incorporated by reference in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus;

                     (2) with respect to the period subsequent to May 31, 2001, there were any changes, at a specified date not more than five days prior to the date of the letter, in the long-term debt of the Partnership and its subsidiaries or capitalization of the Partnership or decreases in the partners' capital as compared with the amounts shown on the May 31, 2001, consolidated balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, or for the period from June 1, 2001 to such specified date there were any decreases, as compared with the corresponding period in revenues, income before income taxes, in total, operating income or income from trading activities, minority interest or basic and diluted net income per common unit of the Partnership and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Partnership as to the significance thereof unless said explanation is not deemed necessary by the Representatives;

                     (3) the information included or incorporated by
               reference in the Registration Statement and Prospectus in response to Regulation S-K, Item 301 (Selected Financial Data) is not in conformity with the applicable disclosure requirements of Regulation S-K; or

                     (4) If "capsule" information add: the unaudited amounts of the capsule information, if any, included in the Prospectus under the heading "Recent Financial Developments" do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus or did not conform with generally accepted accounting principles;

               (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Partnership and its subsidiaries) set forth in the Registration Statement and the Prospectus, including the information set forth under the captions "Selected Financial Information" in the Prospectus, the information included or incorporated by reference in Items 1, 2, 6, 7 and 11 of the Partnership's Annual Report on Form 10-K, incorporated by reference in the Registration Statement and the Prospectus, and the information included in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated by reference in the Partnership's Quarterly Reports on Form 10-Q, incorporated by reference in the Registration Statement and the Prospectus, agrees with the accounting records of the Partnership and its subsidiaries, excluding any questions of legal interpretation; and

               (iv) on the basis of a reading of the unaudited pro forma financial statements included or incorporated by reference in the Registration Statement and the Prospectus (the "pro forma financial statements"); carrying out certain specified procedures; inquiries of certain officials of the Partnership and the acquired companies who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

                  References to the Prospectus in this paragraph (f) include any supplement thereto at the date of the letter.

         (g) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (f) of this Section 6 or
     (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Partnership and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

         (h) Prior to the Closing Date, the Heritage Parties shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

         (i) The Securities shall have been listed and admitted and authorized for trading on the New York Stock Exchange, and satisfactory evidence of such actions shall have been provided to the Representatives.

         (j) At the Execution Time, the General Partner shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from each executive officer and director of the General Partner and U.S. Propane addressed to the Representatives.

         If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Partnership in writing or by telephone or facsimile confirmed in writing.

         The documents required to be delivered by this Section 6 shall be delivered at the office of Andrews & Kurth L.L.P., counsel for the Underwriters, at 600 Travis, Suite 4200, Houston, Texas 77002, on the Closing Date.

         7. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Heritage Parties to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Partnership will reimburse the Underwriters severally through Salomon Smith Barney Inc. on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

         8.    Indemnification and Contribution.

         (a) The Heritage Parties agree to, jointly and severally, indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Heritage Parties will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Heritage Parties by or on behalf of any Underwriter through the

     Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Heritage Parties may otherwise have.

         (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless each Heritage Party, each of the General Partner's directors, each of the General Partner's officers who signs the Registration Statement, and each person who controls a Heritage Party within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from each Heritage Party to each Underwriter, but only with reference to written information relating to such Underwriter furnished to each Heritage Party by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Heritage Parties acknowledge that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities and, under the heading "Underwriting" or "Plan of Distribution", (i) the list of Underwriters and their respective participation in the sale of the Securities, (ii) the sentences related to concessions and reallowances and
     (iii) the paragraphs related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus.

         (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party
     (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would, based on advice of counsel to the indemnified party, present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded, based on advice from its counsel, that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

         (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Heritage Parties jointly and severally and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Heritage Parties and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Heritage Parties on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Heritage Parties jointly and severally and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Heritage Parties on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Heritage Parties shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by Heritage Parties on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Heritage Parties and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls a Heritage Party within the meaning of either the Act or the Exchange Act, each officer of the General Partner who shall have signed the Registration Statement and each director of the General Partner shall have the same rights to contribution as the General Partner, subject in each case to the applicable terms and conditions of this paragraph (d).

         9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in
Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Heritage Parties. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Partnership and any nondefaulting Underwriter for damages occasioned by its default hereunder.

         10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Heritage Parties prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the equity securities of the Partnership shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

         11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Heritage Parties or their officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Heritage Parties or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

         12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Salomon Smith Barney Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Salomon Smith Barney Inc., at 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel; or, if sent to the Partnership, will be mailed, delivered or telefaxed to (918) 493-7290 and confirmed to it at (918) 492-7272, attention of the President.

         13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in
Section 8 hereof, and no other person will have any right or obligation hereunder.

         14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

         15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

         16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

         17. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

         "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

         "Commission" shall mean the Securities and Exchange Commission.

         "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

         "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph 1(a) above.

         "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date.

         "Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be.

         "Rule 424"and "Rule 462" refer to such rules under the Act.

         "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Heritage Parties and the several Underwriters.

                                             Very truly yours,

                                             Heritage Propane Partners, L.P.

                                             By: Heritage Holdings, Inc.
                                                 its General Partner


                                              By:
                                                 -------------------------------
                                              Name:
                                                 -------------------------------
                                              Title:
                                                 -------------------------------

                                               Heritage Operating, L.P.

                                                By: Heritage Holdings, Inc.
                                                    its General Partner


                                              By:
                                                 -------------------------------
                                              Name:
                                                 -------------------------------
                                              Title:
                                                 -------------------------------


                                               Heritage Holdings, Inc.

                                              By:
                                                 -------------------------------
                                              Name:
                                                 -------------------------------
                                              Title:
                                                 -------------------------------

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Heritage Parties and the several Underwriters.

                                             Very truly yours,

                                             Heritage Propane Partners, L.P.

                                             By: Heritage Holdings, Inc.
                                                 its General Partner


                                              By: /s/ Larry J. Dagley
                                                 -------------------------------
                                              Name:   Larry J. Dagley
                                                 -------------------------------
                                              Title:  Vice President and
                                                      Chief Financial Officer
                                                 -------------------------------

                                               Heritage Operating, L.P.

                                                By: Heritage Holdings, Inc.
                                                    its General Partner


                                              By: /s/ Larry J. Dagley
                                                 -------------------------------
                                              Name:   Larry J. Dagley
                                                 -------------------------------
                                              Title:  Vice President and
                                                      Chief Financial Officer
                                                 -------------------------------


                                               Heritage Holdings, Inc.

                                              By: /s/ Larry J. Dagley
                                                 -------------------------------
                                              Name:   Larry J. Dagley
                                                 -------------------------------
                                              Title:  Vice President and
                                                      Chief Financial Officer
                                                 -------------------------------
                                       40

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Salomon Smith Barney Inc.
A.G. Edwards & Sons, Inc.
Dain Rauscher Incorporated
First Union Securities, Inc.

By:   Salomon Smith Barney Inc.

By:   /s/ John Ciolek
      --------------------------------------
Name:     John  Ciolek
      --------------------------------------
Title:    Director
      --------------------------------------


For themselves and the other
several Underwriters named in
Schedule I to the foregoing
Agreement.

[FORM OF LOCK-UP AGREEMENT]                                            EXHIBIT A


                         Heritage Propane Partners, L.P.
                         Public Offering of Common Stock

                                                                          , 2001


Salomon Smith Barney Inc.
A.G. Edwards & Sons, Inc.
Dain Rauscher Incorporated
First Union Securities, Inc.
As Representatives of the several Underwriters, c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

         This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), between Heritage Propane Partners, L.P., a Delaware limited partnership (the "Partnership"), and each of you as representatives of a group of Underwriters named therein, relating to an underwritten public offering of Common Units (the "Common Units"), of the Partnership.

         In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of Salomon Smith Barney Inc., offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any equity interests of the Partnership or any securities convertible into or exercisable or exchangeable for such equity interests, or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of the Underwriting Agreement, other than Common Units disposed of as bona fide gifts approved by Salomon Smith Barney Inc.

         If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

                                          Yours very truly,

                                          [SIGNATURE OF OFFICER, DIRECTOR OR
                                          MAJOR STOCKHOLDER]

                                          [NAME AND ADDRESS OF OFFICER, DIRECTOR
                                          OR MAJOR STOCKHOLDER]

                                                                      EXHIBIT B


        Entity                                Jurisdiction in which registered or qualified
        ------                                ---------------------------------------------
        Partnership                           Delaware, Oklahoma

        Operating Partnership                 Arizona, Alabama, California, Colorado, Delaware, Florida,
                                              Georgia, Idaho, Kentucky, Maryland, Massachusetts, Michigan,
                                              Minnesota, Mississippi, Montana, Nevada, New Hampshire, New
                                              Jersey, New Mexico, New York, North  Carolina, Oklahoma,
                                              Oregon, Pennsylvania,  South Carolina, Tennessee, Texas,
                                              Vermont, Washington
        General Partner                       Arizona, Alabama, California, Colorado, Delaware, Florida,
                                              Georgia, Idaho, Kentucky, Maryland, Massachusetts, Michigan,
                                              Minnesota, Mississippi, Montana, Nevada, New Hampshire, New
                                              Jersey, New Mexico, New York, North Carolina, Oklahoma,
                                              Oregon, Pennsylvania, South Carolina, Tennessee, Texas,
                                              Vermont, Washington
        Heritage Service Corp.                Arizona, California, Colorado, Delaware, Florida, Idaho,
                                              Massachusetts, Michigan, Minnesota, Montana, New Mexico,
                                              North Carolina, Oklahoma, Oregon,  South Carolina, Texas,
                                              Washington
        Guilford Gas, Inc.                    North Carolina
        Energy North Propane, Inc.            New Hampshire
        VGS Propane, L.L.C.                   Vermont

        AGL Propane, L.L.C.                   Alabama, Georgia, North Carolina, Tennessee
        Peoples Gas Company, L.L.C.           Delaware, Florida, Georgia
        United Cities Propane Gas, L.L.C.     Alabama, Delaware, Illinois, Indiana, Kentucky, North
                                              Carolina, Ohio, Tennessee, Virginia

        Retail Propane Company, L.L.C.        Delaware, Georgia, Mississippi, North Carolina, South
                                              Carolina, Tennessee

        Heritage Energy Resources, L.L.C.     Oklahoma

                                   SCHEDULE I

                                                       NUMBER OF UNDERWRITTEN
UNDERWRITERS                                         SECURITIES TO BE PURCHASED
------------                                         --------------------------
Salomon Smith Barney Inc....................          625,000
A.G. Edwards & Sons, Inc....................          625,000
Dain Rauscher Incorporated..................          625,000
First Union Securities, Inc.................          625,000
                                                      -------

                  Total.....................        2,500,000


                                      I-1